Exhibit 99.1

Civista Bancshares, Inc. Announces Share Repurchase Program

Sandusky, Ohio, May 4, 2020 /PRNewswire/– Civista Bancshares, Inc. (NASDAQ:CIVB) (“Civista”) today announced that the Board of Directors has approved a stock repurchase program for Civista. The program authorizes the repurchase by Civista of a maximum aggregate value of thirteen million, five hundred thousand ($13,500,000) at such prices that management shall determine to be advantageous to Civista. This authorization to repurchase shares will continue until April 20, 2021.

Dennis G. Shaffer, Civista’s President and CEO commented, “We remain committed to our strategy of growing our franchise. Given the COVID-19 situation, I think it is more important than ever to understand current market conditions and the potential impact on the company. Provided we have a level of comfort, the repurchase program will allow us to be opportunistic and further deliver value to our shareholders.”

Under the share repurchase program, shares may be repurchased from time to time in the open market or through negotiated transactions at prevailing market rates, or by other means in accordance with federal securities laws. The Board’s action authorizes Civista to execute one or more 10b5-1 trading plans. The trading plans would allow Civista to repurchase shares of its common stock at times when it otherwise might be prevented from doing so under insider trading laws by requiring that an agent selected by Civista repurchase shares of common stock on Civista’s behalf.

There is no guarantee as to the exact number or value of shares that will be repurchased by Civista, and Civista may discontinue repurchases at any time that management determines additional repurchases are not warranted. The timing and amount of share repurchases under the stock repurchase program will depend on a number of factors, including Civista’s stock price performance, ongoing capital planning considerations, general market conditions, and applicable legal requirements.

Forward Looking Statements

This press release may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Civista. For these statements, Civista claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this press release should be considered in conjunction with the other information available about Civista, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Civista’ reports filed with the Securities and Exchange Commission, including those described in “Item 1A Risk Factors” of Part I of Civista’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and any additional risks identified in the Company’s subsequent Form 10-Q’s. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Civista does not undertake, and specifically disclaims any obligation, to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Civista Bancshares, Inc. is a $2.6 billion financial holding company headquartered in Sandusky, Ohio. The Company’s banking subsidiary, Civista Bank, operates 37 locations in Northern, Central and Southwestern Ohio, Southeastern Indiana and Northern Kentucky. Civista Bancshares, Inc. may be accessed at HUwww.civb.comUH. The Company’s common shares are traded on the NASDAQ Capital Market under the symbol “CIVB”.

For additional information, contact:

Dennis G. Shaffer

President and CEO

Civista Bancshares, Inc.

888-645-4121